PACIFIC SELECT FUND SUPPLEMENT DATED JUNE 20, 2007

TO THE PACIFIC SELECT FUND PROSPECTUS DATED MAY 1, 2007

This supplement changes the Pacific Select Fund prospectus dated May 1, 2007, as supplemented (together, the “prospectus”) and must be accompanied by the prospectus. Changes within this supplement are effective as of this supplement date unless otherwise noted. Remember to review the prospectus for other important information.

ABOUT THE PORTFOLIOS — Portfolio manager, Large-Cap Value Portfolio —

The following information is added:

Dmitry Khaykin, is a director and portfolio manager of ClearBridge and has been associated with ClearBridge and/or its affiliates since 2003. From 2003 to 2007, Mr. Khaykin was a sector research analyst until assuming his current position. Prior to joining the firm, he was a research analyst from 1998 to 2003 at Gabelli & Company where he concentrated on the telecommunications sector. He began his career at Morgan Stanley & Co., Inc. as an associate in the Risk Management Division. He has over 11 years of investment industry experience in the management and analysis of U.S. equities. Mr. Khaykin has a BA from New York University and an MBA from the Wharton School at the University of Pennsylvania.

The information regarding Mark J. McAllister is deleted effective June 28, 2007.